HILLMAN CAPITAL MANAGEMENT INVESTMENT TRUST

THE HILLMAN FUND
(previously, the Hillman Focused Advantage Fund)

Supplement to the Prospectus,
Summary Prospectus and
Statement of Additional Information
March 24, 2016

This supplement to the Prospectus, Summary Prospectus, and the Statement of Additional Information, each dated January 28, 2016 for The Hillman Fund (previously, the Hillman Focused Advantage Fund) (the "Fund"), a series of the Hillman Capital Management Investment Trust ("Trust"), updates the information described below.  For further information, please contact the Fund toll-free at 1-800-773-3863.  You may obtain additional copies of the Prospectus, Summary Prospectuses and Statement of Additional Information, free of charge, by writing to the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803 or calling the Fund toll-free at the number above.
This supplement is to inform shareholders of the Fund's reclassification from a non-diversified fund into a diversified fund, the subsequent renaming of the Fund to The Hillman Fund, and the appointment of a new Chief Compliance Officer for the Trust. On March 17, 2016, the Board of Trustees of the Trust, at the recommendation of Hillman Capital Management, Inc. (the "Advisor"), the Fund's investment advisor, approved a change in the Fund's classification from being a non-diversified fund to a diversified fund. The Advisor believes the change in classification will allow the Fund to seek additional investment opportunities in pursuing its investment objective.
Prospectus, Summary Prospectus, and Statement of Additional Information
As of the date of this Supplement, the name of the Fund has been changed to The Hillman Fund. Any and all references to the Hillman Focused Advantage Fund should be disregarded and read to refer to The Hillman Fund. Any and all references to the Focused Advantage Fund should be disregarded and read to refer to the Fund.
Prospectus and Summary Prospectus
On page four (4), extending onto page five (5) of the Prospectus and Summary Prospectus, the section titled "Non-diversified Status Risk" is deleted in its entirety.
On page seven (7) of the Prospectus and Summary Prospectus, the section titled "Investment Objective" is replaced in its entirety with:
The Hillman Fund ("Fund") seeks long-term capital appreciation. The Fund is a diversified series of the Hillman Capital Management Investment Trust ("Trust"). The Fund's investment objective may be changed without shareholder approval.
On page nine (9) of the Prospectus and Summary Prospectus, the section titled "Non-diversified Status Risk" is deleted in its entirety.

Statement of Additional Information
On page two (2) of the Statement of Additional Information, the first sentence of the first paragraph is replaced in its entirety with:

The Hillman Fund ("Fund") is a diversified series of the Hillman Capital Management Investment Trust ("Trust").

On page eighteen (18) of the Statement of Additional Information, the final row of the table titled "Other Officers" is replaced in its entirety with:

Stacey Gillespie	Chief Compliance Officer	Since 3/2016
Compliance Director, Cipperman Compliance Services (2015-present); formerly Chief Compliance Officer, Beonning & Scattergood, Inc. (2013-2015); formerly Director, Boenning & Scattergood, Inc. (2007-2013).
			n/a	n/a

Investors Should Retain This Supplement for Future Reference